UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2026

Inflection Point Acquisition Corp. III

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42614	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

167 Madison Avenue Suite 205 #1017

New York, New York 10016

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 295-5830

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one right to receive one-tenth (1/10) of one Class A ordinary share	IPCXU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	IPCX	The Nasdaq Stock Market LLC
Rights, each entitling the holder to receive one-tenth (1/10) of one Class A ordinary share	IPCXR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

As previously disclosed, on August 25, 2025, Inflection Point Acquisition Corp. III, a Cayman Islands exempted company (“Inflection Point”), Air Water Ventures Holdings Limited, a Cayman Islands exempted company (“Air Water”), Air Water Ventures Limited, a Cayman Islands exempted company (“PubCo”), and IPCX Merger Sub Limited, a Cayman Islands exempted company, entered into a Business Combination Agreement (as amended by that certain First Amendment to the Business Combination Agreement, dated as of December 31, 2025, and as amended by that certain Second Amendment to the Business Combination Agreement, dated as of June 5, 2026, as it may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Business Combination Agreement” and the transactions contemplated thereby, collectively, the “Business Combination”).

On July 29, 2026, Inflection Point held an extraordinary general meeting (the “Extraordinary General Meeting”). An aggregate of 26,942,123 (78.15%) of Inflection Point’s issued and outstanding ordinary shares, consisting of 18,508,790 Class A ordinary shares, par value $0.0001 per share, and 8,433,333 Class B ordinary shares, par value $0.0001 per share, held of record as of June 24, 2026, the record date for the Extraordinary General Meeting, were present either in person or by proxy, which constituted a quorum. The shareholders voted on the following proposals at the Extraordinary General Meeting, each of which was described in more detail in Inflection Point’s definitive proxy statement, which was filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 8, 2026 (File No. 333-294998) (the “Proxy Statement”). Any terms used but not defined herein have the meaning assigned thereto in the Proxy Statement.

1.	The Business Combination Proposal. To approve, subject to the approval of the Merger Proposal, by ordinary resolution, the Business Combination Agreement, by and among Inflection Point, Air Water, PubCo and Merger Sub, and the transactions contemplated thereby, pursuant to which, among other things, and subject to the terms and conditions therein, (i) the First Merger shall be effected, whereby Inflection Point will be merged with and into PubCo, and PubCo shall continue as the surviving company, and, (ii) one Business Day after the First Merger, the Second Merger will be effected, whereby Air Water will be merged with and into Merger Sub, as a result of which the separate corporate existence of Air Water shall cease, and Merger Sub (referred to after the Second Merger as “Air Water OpCo”) shall continue as the surviving company and a wholly owned direct subsidiary of PubCo, resulting in a combined company whereby PubCo will own Air Water OpCo, and substantially all of the assets and the business of the combined company will be held and operated by Air Water OpCo and its subsidiaries. We refer to this proposal as the “Business Combination Proposal”. A copy of the Business Combination Agreement is attached to the Proxy Statement/Prospectus as Annex A, Annex A-1 and Annex A-2. The Business Combination Proposal was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
26,212,774	729,348	1	0

2.	The Merger Proposal. To approve, subject to the approval of the Business Combination Proposal, by special resolution, (i) the First Merger and (ii) the plan of merger (the “First Plan of Merger”) to be adopted in connection with the First Merger. We refer to this proposal as the “Merger Proposal”. The Merger Proposal was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
26,212,774	729,348	1	0

3.	The Advisory Organizational Documents Proposal. To vote upon the following five separate proposals (collectively, the “Advisory Organizational Documents Proposals”) on an advisory, non-binding basis by ordinary resolution the following material differences between the Inflection Point Organizational Documents and the proposed PubCo A&R Articles:

A.	Advisory Organizational Documents Proposal 3A. Under the PubCo A&R Articles, PubCo would be authorized to issue (A) 499,870,000 PubCo Ordinary Shares and (B) 130,000 PubCo Series A Preferred Shares. Advisory Organizational Documents Proposal 5A was approved. The final voting tabulation is as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
26,212,774	729,348	1	0

B.	Advisory Organizational Documents Proposal 3B. The PubCo A&R Articles may be altered or amended by special resolution (which has the meaning given to the term in the Companies Act); provided that, for so long as the Inflection Point Entities (as defined in the PubCo A&R Articles) hold at least 20% of the PubCo Series A Preferred Shares that are issued and outstanding as at the date the PubCo A&R Articles are adopted, any amendment, alteration or repeal of the PubCo A&R Articles that materially and adversely affects the powers, preferences or rights attaching to the PubCo Series A Preferred Shares shall also require the consent of the holders of more than 50%, by number, of the PubCo Series A Preferred Shares. Advisory Organizational Documents Proposal 5B was approved. The final voting tabulation is as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
24,912,774	1,779,348	250,001	0

C.	Advisory Organizational Documents Proposal 3C. The Inflection Point Organizational Documents classify the directors of Inflection Point into three classes with staggered terms of office depending on the class of each director, whereas the PubCo A&R Articles do not provide for a classified board of directors. Advisory Organizational Documents Proposal 5C was approved. The final voting tabulation is as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
26,929,119	13,003	1	0

D.	Advisory Organizational Documents Proposal 5D. The PubCo A&R Articles allow a director to be removed by ordinary resolution of the shareholders of PubCo. Advisory Organizational Documents Proposal 5D was approved. The final voting tabulation is as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
26,212,774	729,348	1	0

E.	Advisory Organizational Documents Proposal 3E. The PubCo A&R Articles provide for a number of protective provisions so long as the Inflection Point Entities hold at least 20% of the PubCo Series A Preferred Shares on issue as of the date of adoption of the PubCo A&R Articles, in which case PubCo shall not, without Series A Majority Consent, take any of the following actions: (a) liquidate, dissolve or wind-up the affairs of PubCo, (b) amend, alter or repeal the PubCo A&R Articles in a manner that materially and adversely affects the powers, preferences or rights attaching to the PubCo Series A Preferred Shares, (c) create any equity security, authorize the creation of any equity security, classify any equity security, reclassify any equity security, or issue any other security convertible into or exercisable for any equity security, unless such security ranks junior to the PubCo Series A Preferred Shares with respect to its rights, preferences and privileges (including rights to receive dividends and participate in distributions or payments upon liquidation, dissolution or winding up), (d) increase the authorized share capital of the PubCo Series A Preferred Shares, (e) purchase or redeem or pay any cash dividend on any share ranking junior to the PubCo Series A Preferred Shares (with respect to rights to receive dividends and participate in distributions or payments upon liquidation, dissolution or winding up), except for shares in the capital of PubCo being repurchased by PubCo at cost from employees in connection with the cessation of their service or pursuant to the terms of any equity incentive plan adopted by PubCo, (f) enter into any transaction with an affiliate, other than the issuance of equity or awards to eligible participants under an incentive plan, equity plan or equity-based compensation plan adopted by PubCo, or with respect to employment, consulting or award agreements with respect to executive officers or directors of PubCo, in each case regardless of whether such person (or such person’s affiliates) would be considered an affiliate of PubCo, or (g) incur or guarantee any new indebtedness other than equipment leases or trade payables incurred in the ordinary course of business. Advisory Organizational Documents Proposal 5E was approved. The final voting tabulation is as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
26,212,774	729,348	1	0

As there were sufficient votes at the time of the Extraordinary General Meeting to approve the adoption of the foregoing proposals, the “Adjournment Proposal” as described in the Proxy Statement was not required and Inflection Point did not call a vote on that proposal.

Additional Information about the Business Combination and Where to Find it

In connection with the Business Combination, Inflection Point, the Company and PubCo prepared, and PubCo and the Company filed with the SEC, a registration statement on Form F-4 (as amended and declared effective by the SEC on July 8, 2026, the “Registration Statement”), which included a proxy statement distributed to Inflection Point’s shareholders in connection with Inflection Point’s solicitation for proxies for the vote by Inflection Point’s shareholders in connection with the Business Combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to the Company’s shareholders in connection with the completion of Business Combination. Inflection Point mailed the definitive proxy statement/prospectus and other relevant documents to its shareholders as of the record date, June 24, 2026 established for voting on the Business Combination beginning on July 9, 2026 and the extraordinary general meeting of Inflection Point was held on July 29, 2026.

INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE OR WILL BE FILED OR FURNISHED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS COMBINATION AND RELATED MATTERS. Investors and security holders are able to obtain copies of these documents and other documents filed with the SEC free of charge at www.sec.gov. Shareholders of Inflection Point are also able to obtain copies of the proxy statement/prospectus without charge at the SEC’s website at www.sec.gov, or by directing a request to: Inflection Point Acquisition Corp. III, 167 Madison Avenue Suite 205 #1017, New York, New York 10016.

Forward-Looking Statements

Certain statements made herein are not historical facts but may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act and the “safe harbor” provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” or the negatives of these terms or variations of them or similar terminology or expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, (1) statements regarding estimates and forecasts of financial, performance and operational metrics and projections of market opportunity; (2) references with respect to the anticipated benefits of the Business Combination and the projected future financial and operational performance of PubCo following the Business Combination; (3) the sources and uses of cash of the Business Combination; (4) the anticipated capitalization and enterprise value of PubCo following the consummation of the Business Combination; (5) statements regarding PubCo’s operations following the Business Combination; (6) the amount of redemption requests made by Inflection Point’s public shareholders; (7) current and future potential commercial relationships; (8) the ability of PubCo to issue equity or equity-linked securities in the future; and (9) expectations related to the terms and timing of the Business Combination.

Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) risks relating to the successful implementation of the Company’s business strategy and operational plan; (2) the ability of key personnel to execute the Company’s growth strategy and effectively manage the Company’s operations; (3) the risk that the Business Combination disrupts current plans and operations of the Company as a result of the consummation of the Business Combination; (4) regulatory or other developments that negatively impact demand for the products and services provided by the Company; (5) changes in business, market, financial, and/or political conditions, and in applicable laws and regulations; (6) the outcome of any event, change, or other circumstances that could give rise to the termination of negotiations with respect to the Business Combination or the inability to consummate the Business Combination; (7) the outcome of any legal proceedings that may be instituted against the Company, Inflection Point, their respective affiliates, or others; (8) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations; (9) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (10) the risk that the Business Combination disrupts current plans and operations of the Company or Inflection Point as a result of the consummation of the Business Combination; (11) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things: competition, the ability of the combined company to grow and manage growth profitably, the ability of the combined company to build or maintain relationships with customers and retain its management and key employees, capital expenditures and requirements for additional capital, and timing of future cash flow provided by operating activities; (12) costs related to the Business Combination; (13) estimates of expenses and profitability and underlying assumptions with respect to shareholder redemptions and purchase price and other adjustments; and (14) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Inflection Point’s Annual Report on Form 10-K for the year ended December 31, 2025, and in subsequent filings with the SEC, including the Registration Statement, relating to the Business Combination by Inflection Point, the Company, and/or one or more of their affiliates, and periodic Exchange Act reports filed by Inflection Point with the SEC, such as its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of Inflection Point’s and the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Inflection Point and the Company. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that neither Inflection Point nor the Company presently know or that Inflection Point and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward looking statements reflect Inflection Point’s and the Company’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. Inflection Point and the Company anticipate that subsequent events and developments will cause Inflection Points’ and the Company’s assessments to change. However, while Inflection Point and the Company may elect to update these forward-looking statements at some point in the future, Inflection Point and the Company specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Inflection Point’s and the Company’s assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFLECTION POINT ACQUISITION CORP. III

Date: August 5, 2026	By:	/s/ Kevin Shannon
	Name:	Kevin Shannon
	Title:	Chief Operating Officer

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